[PHOTO]

The Emerging Markets
Infrastructure Fund, Inc.
-------------------------
ANNUAL REPORT
NOVEMBER 30, 1999

 CONTENTS

Letter to Shareholders......................................    1

Portfolio Summary...........................................    6

Schedule of Investments.....................................    8

Statement of Assets and Liabilities.........................   12

Statement of Operations.....................................   13

Statement of Changes in Net Assets..........................   14

Financial Highlights........................................   15

Notes to Financial Statements...............................   16

Report of Independent Accountants...........................   23

Results of Annual Meeting of Shareholders...................   24

Tax Information.............................................   24

Description of InvestLink-SM- Program.......................   25

Recent Developments.........................................   28

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 10, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1999.

At November 30, 1999, the Fund's net asset value ("NAV") was $12.67 per share (net of dividends paid of $0.16 per share), as compared to $9.60 on November 30, 1998. Total net assets were $150,362,098 at November 30, 1999.

PERFORMANCE: HURT BY LAGGING SECTORS, CASH RESERVES, REGIONAL RESULTS

For the fiscal year ended November 30, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends, was 34.40%. Given the lack of a comparable index of emerging markets infrastructure stocks, I note that the broad universe of emerging markets equities as represented by the Morgan Stanley Capital International Emerging Markets Free Index ("EMF")+ rose 45.5% over the same period.

I attribute the Fund's underperformance to these factors:

- INFRASTRUCTURE STOCKS WERE LAGGARDS. On a general level, shares of emerging infrastructure companies underperformed emerging equities as a whole throughout the Fund's fiscal year.

  Through the third calendar quarter of 1999, this was mainly a reflection of harsh economic conditions in Asia and Latin America, which prevented most governments and companies from initiating the kind of large-scale projects that typically fuel infrastructure activity. Thereafter, equities in infrastructure and most other industry sectors were greatly outperformed by those in the technology and telecommunications sectors, which soared on the wings of a remarkable global rally.

- HIGH CASH POSITION. At several points during the year, I kept cash reserves at relatively high levels. In early 1999, for instance, I did so out of concern that Brazil would have to devalue its currency (which, indeed, occurred in mid-January) and in keeping with lingering worries about liquidity in global financial markets following the severe leverage problems at Long-Term Capital Management and other hedge funds. Unfortunately for the Fund's return, emerging equity markets began to rally before I felt sufficiently comfortable to become more fully invested. In addition, I raised and maintained cash reserves pursuant to a share repurchase plan and subsequent tender offer approved in October 1998 and May 1999, respectively.

  It is worth pointing out here that performance picked up in the second half of the fiscal year, when the Fund was fully invested. I was able to build a strong weighting in telecom stocks and take advantage of the rally in the sector.

- EXPOSURE TO LATIN AMERICA AND EMEA. Among the major emerging regions, performance was least favorable in Latin America and Europe/Middle East/Africa ("EMEA").

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

  Latin holdings fared worst in the major markets of Brazil, where utilities suffered from the government's failure to raise electricity rates in line with its currency devaluation; Mexico, where I was fairly slow to boost exposure as the market rose; and Chile, where talk of potential takeovers by foreign energy companies negatively affected the market's important utilities sector.

  In EMEA, I underweighted the Greek market as it became overpriced, only to see it become even further overpriced; and my overweight in Israel exacerbated the impact of relatively ineffective stock selection there.

INFRASTRUCTURE STOCKS: TOUGH TO PIN DOWN

Activity over the past year underscored the fact that infrastructure stocks represent an extensive and highly variable group of opportunities within emerging equity markets and are subject to a range of influences. Among the latter, country-level factors often dominate, with no clear pattern across the world.

Take, for example, telecommunications stocks. While they were bright stars in Asia, they were relative laggards in EMEA. Utility stocks did very well in EMEA, but much less so in Latin America. And the energy sector was strong, not because stocks within it generally did well, but because Russian companies rose so much that they skewed overall sectoral returns upward.

By contrast--and despite the robust performance by emerging markets collectively--several infrastructure groups lagged. Utilities, a large component in many country equity indices, particularly underperformed. This was largely due to country-level concerns in Latin America, where recession and high real interest rates tended to hurt the region's many high-profile utility names.

Beyond inconsistent sector performance across markets, I note another problem in this context: defining exactly what constitutes an infrastructure company. The EMF benchmark, for example, is heavily weighted in utilities, automobile components and capital equipment, all of which significantly underperformed in 1999.

At Credit Suisse Asset Management, LLC, we tend to view the infrastructure universe more broadly. Our definition includes electric utilities; gas distributors, road construction/operation; transportation construction/operation; telecom equipment; production/operation of emerging telecom technologies (E.G., satellite networks, e-mail, etc.); and other selected industries that we feel are essential to a country's long-term economic viability.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE: LOOKING BACKWARD AND FORWARD
TOP 10 HOLDINGS, BY ISSUER *

                                      % OF
     HOLDING             COUNTRY   NET ASSETS
     -------             -------   ----------
 1.  TelMex              Mexico        6.2
 2.  Samsung              South
      Electronics         Korea        5.6
 3.  Morgan Stanley      Taiwan
      Opals                            4.8
 4.  Telebras            Brazil        4.5
 5.  China Telecom.     Hong Kong      3.9
 6.  VSNL                 India        3.5
 7.  Cemex               Mexico        3.1
 8.  Hutchison Whampoa  Hong Kong      3.1
 9.  Cimpor             Portugal       2.7
10.  Tele Centro Sul     Brazil        2.3
                                      ----
     Total                            39.7
                                      ====

---------
* Company names are abbreviations of those found in the chart on page 7.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COUNTRY BREAKDOWN (% of net assets)
Brazil                                                           11.25
Chile                                                            10.54
Hong Kong                                                         8.70
India                                                             6.35
Israel                                                            4.62
Mexico                                                           11.40
Portugal                                                          4.24
Singapore                                                         4.65
South Korea                                                       8.80
Taiwan                                                            6.92
Turkey                                                            5.08
Other *                                                          16.32
Cash & Other Assets                                               1.13

---------
* Other includes Argentina, Canada, China, Colombia, Egypt, Europe, Global, Greece, Hungary, Jamaica, Pakistan, Peru, Russia, Spain and Thailand.

Identifying infrastructure opportunities in the emerging markets has been difficult for some time, having less to do with company fundamentals than regional or country-specific macroeconomics. In other words, a well-managed, consistently profitable infrastructure company in a country deemed to be on shaky ground, most likely would not do as well as its less-well-managed counterparts in nations whose economies are improving.

Keeping this in mind, my approach through much of 1999 was to avoid those countries whose economic trends were adverse, which would clearly have negative implications for infrastructure companies. I also avoided those where interest rates might be higher than usual, fiscal pressures might be greater than normal and risk aversion might be above-average. These latter characteristics were most evident in Latin America.

Instead, I opted to allocate a significant portion of the portfolio to Asia and Israel, where economic trends were (and still are) favorable, as well as places like Turkey, where changes in government had positive implications for public spending on infrastructure projects.

In Latin America, principal underweights were in Argentina, where the newly installed political majority is currently being tested by adverse economic circumstances, as well as the smaller, less-liquid markets, such as Peru, Venezuela and Colombia.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

On the other hand, I increased the Fund's exposure to Mexico and Brazil following their corrections in the July/August period. This temporary pullback provided several buying opportunities that have since translated into respectable gains.

The Fund's other significant Latin allocation was to Chile, where I felt that utilities might be a safe defensive play. My thesis proved inaccurate, however, as Chilean utilities underperformed the rest of Latin America by quite a bit. This was largely due to the thrashing about of foreign energy companies seeking to enter the market, which created instability among such stocks. Although I reduced the Fund's exposure to them late in the year, much of their underperformance had already taken place.

The following are the key elements of my approach going forward:

- In line with my more optimistic view on emerging markets generally (see next section), I am currently moving to diversify the portfolio among several different markets. I especially like China, which I think will benefit greatly from its now-assured entrance into the World Trade Organization; as well as Turkey and India, where country risk and the cost of capital both are declining due to political reform.

- I also continue to emphasize larger-capitalization, better-quality infrastructure companies in South Korea, Taiwan, Mexico and other countries where the perception of sovereign risk is improving. My preferred sectors in such markets include telecommunications, media, building materials and others that stand to benefit from improving macroeconomic fundamentals.

- I am avoiding smaller, less-liquid markets like Indonesia and the Philippines, where I see relatively little near-term upside potential.

- I may add some Eastern European telecommunications companies that have yet to jump on the global telecom bandwagon.

- I will likely find consolidation-related opportunities, as developed-world corporations seek to expand via the acquisition of their emerging counterparts.

OUTLOOK: FURTHER GAINS AHEAD IN 2000

As we move into the new century, today's environment of synchronized global growth bodes well for infrastructure stocks. Recovering economies in the emerging world should benefit from higher liquidity inflows from more risk-friendly investors. There also should be associated reductions in the cost of capital, which typically help infrastructure stocks to flourish.

At present, the risk associated with emerging markets is almost purely external in nature, meaning essentially that they are most heavily influenced by what does or does not happen in the U.S. Should the U.S. experience a stock-market meltdown or a major increase in interest rates, the rest of the world--especially the emerging markets--will tremble.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

This longstanding caveat aside, those emerging countries that are expected to do well should do so because they are taking (or have already taken) the steps necessary to return to prosperity. It has been an admirable performance thus far, one that I fully anticipate will extend into the year ahead.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

   All business units of Credit Suisse Group have successfully completed their year end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 25 through 27 of this report.

--------------------------------------------------------------------------------
+ The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and President and Chief Investment Officer of The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              AS A PERCENT OF NET ASSETS
                                                       NOVEMBER 30, 1999  NOVEMBER 30, 1998
Cellular Communications                                            8.55%              6.99%
Chemicals                                                          0.96%              2.82%
Electric Distribution                                              5.86%              8.49%
Electric Generation                                                5.83%              3.83%
Engineering                                                        2.30%              0.00%
Oil & Gas                                                          2.88%              9.95%
Holding Companies                                                  5.54%              3.80%
Information Technology                                             0.17%              0.00%
Infrastructure & Construction                                      6.48%             10.74%
Investment Companies                                               5.74%             10.05%
Local and/or Long Distance Telephone Service                      15.99%              9.54%
Office Retail                                                      0.03%              0.37%
Steel                                                              2.75%              1.18%
Telecommunications                                                18.96%              9.70%
Transportation                                                     1.90%              1.40%
Other Infrastructure                                              12.57%              6.31%
Cash & Cash Equivalents                                            3.49%             14.83%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         AS A PERCENT OF NET ASSETS
                                  NOVEMBER 30, 1999  NOVEMBER 30, 1998
Asia                                         39.05%             17.16%
Africa                                        1.50%              3.31%
Caribbean                                     1.00%              0.72%
Eastern Europe                                7.72%              9.43%
Europe                                        7.12%             11.03%
Latin America                                35.91%             36.34%
Middle East                                   4.86%              7.64%
North America                                 0.03%              0.37%
Global                                        1.68%              1.08%
Cash & Cash Equivalents                       1.13%             12.92%

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             AS A PERCENT OF NET ASSETS
                      NOVEMBER 30, 1999  NOVEMBER 30, 1998
Argentina                         2.71%              7.36%
Brazil                           11.24%              9.57%
Chile                            10.55%              9.69%
Egypt                             1.50%              3.31%
Europe                            1.95%              5.02%
Greece                            0.81%              5.06%
Hong Kong                         8.70%              2.74%
Hungary                           1.57%              5.26%
India                             6.34%              6.16%
Israel                            4.62%              7.46%
Mexico                           11.40%              8.23%
Singapore                         4.65%              1.98%
South Korea                       8.80%              3.42%
Taiwan                            6.92%              0.00%
Turkey                            5.08%              0.00%
Global                            1.68%              1.08%
Other                            10.37%             10.74%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                         Percent of
     Holding                                                      Sector                  Country        Net Assets
-------------------------------------------------------------------------------------------------------------------
 1.  Telefonos de Mexico S.A.                               Telecommunications            Mexico            6.2
-------------------------------------------------------------------------------------------------------------------
 2.  Samsung Electronics Co. Ltd.                           Telecommunications          South Korea         5.6
-------------------------------------------------------------------------------------------------------------------
 3.  Morgan Stanley Opals LLC                              Investment Companies           Taiwan            4.8
-------------------------------------------------------------------------------------------------------------------
 4.  Telecomunicacoes Brasileiras S.A.                  Local and/or Long Distance
                                                            Telephone Service             Brazil            4.5
-------------------------------------------------------------------------------------------------------------------
 5.  China Telecom (Hong Kong) Ltd.                      Cellular Communications         Hong Kong          3.9
-------------------------------------------------------------------------------------------------------------------
 6.  Videsh Sanchar Nigam Ltd.                              Telecommunications             India            3.5
-------------------------------------------------------------------------------------------------------------------
 7.  Cemex S.A. de C.V.                                           Cement                  Mexico            3.1
-------------------------------------------------------------------------------------------------------------------
 8.  Hutchison Whampoa Ltd.                                   Infrastructure
                                                               Construction              Hong Kong          3.1
-------------------------------------------------------------------------------------------------------------------
 9.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.              Infrastructure
                                                               Construction              Portugal           2.7
-------------------------------------------------------------------------------------------------------------------
10.  Tele Centro Sul Participacoes S.A.                 Local and/or Long Distance
                                                            Telephone Service             Brazil            2.3
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-96.31%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN
 EMERGING COUNTRIES-75.50%
 ARGENTINA-2.70%
CEI Citicorp Holdings S.A., Class B+....       627,952   $  2,072,553
Exxel Capital Partners=/=+..............     2,000,001      1,990,562
                                                         ------------
TOTAL ARGENTINA (Cost $4,564,318)......................     4,063,115
                                                         ------------
 BRAZIL-9.08%
Tele Centro Sul Participacoes S.A.,
 ADR....................................        50,300      3,432,975
Tele Norte Leste Participacoes S.A.,
 ADR....................................        92,600      1,649,438
Telecomunicacoes Brasileiras S.A.,
 ADR....................................        73,900      6,706,425
Telecomunicacoes de Sao Paulo S.A. PN...    19,328,729      1,860,950
                                                         ------------
TOTAL BRAZIL (Cost $11,442,601)........................    13,649,788
                                                         ------------
 CHILE-7.95%
Besalco S.A.............................       404,205        926,651
Chilectra S.A...........................       204,204        883,854
Compania de Consumidores de Gas de
 Santiago S.A...........................       148,299        497,730
Compania de Petroleos de Chile S.A......       394,160      1,561,459
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................       183,799        839,357
Compania Electrica de Rio Maipo+........     2,144,621      1,002,986
Empresa Electrica Pehuenche S.A.........     1,032,141        490,279
Empresa Nacional de Electricidad S.A....     2,178,445        962,871
Enersis S.A.............................     1,431,330        645,772
Gener S.A., ADR##.......................       166,327      2,567,673
Puerto Ventanas S.A.+...................       488,453        618,125
Sociedad Austral de Electricidad S.A....        61,355        956,474
                                                         ------------
TOTAL CHILE (Cost $14,545,803).........................    11,953,231
                                                         ------------
                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 CHINA-0.33%
Beijing Datang Power Generation Company
 Limited (Cost $719,084)................     2,496,438   $    501,441
                                                         ------------
 EGYPT-0.57%
Egyptian Company for Mobile
 Services+(Cost $681,393)...............        25,000        853,241
                                                         ------------
 EUROPE-1.95%
Global TeleSystems Group, Inc.+(Cost
 $2,090,162)............................        91,876      2,934,290
                                                         ------------
 GREECE-0.81%
STET Hellas Telecommunications S.A.+
 (Cost $1,319,432)......................        61,600      1,216,600
                                                         ------------
 HONG KONG-7.87%
China Telecom (Hong Kong) Ltd., ADR+....        55,200      5,802,900
CLP Holdings Limited....................       144,000        671,190
Hutchison Whampoa Ltd...................       372,000      4,586,236
i-CABLE Communications Ltd.+............       466,000        717,015
SmarTone Telecommunications Holdings
 Ltd....................................        10,939         53,663
                                                         ------------
TOTAL HONG KONG (Cost $8,292,608)......................    11,831,004
                                                         ------------
 HUNGARY-1.57%
Magyar Tavkozlesi Rt., ADR
 (Cost $2,312,660)......................        78,200      2,360,663
                                                         ------------
 INDIA-6.35%
Bharat Heavy Electricals Ltd.+..........       210,355      1,170,389
BSES Ltd.++.............................        96,800      1,287,440
Gas Authority of India Ltd., GDR+.......        48,100        456,349
Hindustan Corp.+........................       100,600        492,512
Larsen & Toubro Ltd., GDR+,++...........        42,000        939,750
Videsh Sanchar Nigam Ltd., GDR++........       228,300      5,193,825
                                                         ------------
TOTAL INDIA (Cost $8,953,753)..........................     9,540,265
                                                         ------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 ISRAEL-4.45%
ECI Telecom Ltd.........................        86,210   $  2,160,638
Geotek Communications, Inc.+............        49,501            693
Geotek Communications, Inc., Convertible
 Preferred Series M,
 8.50%*+................................           100              0
Geotek Communications, Inc., Convertible
 Preferred Series N*+(a)................         1,584              0
K.T. Concord Sub-Fund QP L.P.=/=+#......       800,000      1,361,589
Nexus Telecommunication Systems Ltd.+...       210,283        617,706
Superbowl Acquisition LDC+++............            96      1,320,672
The Renaissance Fund LDC=/=+............           160      1,222,388
                                                         ------------
TOTAL ISRAEL (Cost $9,749,642).........................
                                                            6,683,686
                                                         ------------
 JAMAICA-1.00%
Jamaican Assets I L.P.=/=+
 (Cost $1,297,593)......................     1,156,324      1,499,995
                                                         ------------
 MEXICO-6.21%
Telefonos de Mexico S.A., Class L, ADR
 (Cost $7,368,009)......................       100,950      9,344,184
                                                         ------------
 PAKISTAN-0.25%
The Hub Power Company Limited+(Cost
 $1,209,434)............................       957,600        375,114
                                                         ------------
 PERU-0.02%
Tecsur S.A.+(Cost $24,216)..............       119,535         31,511
                                                         ------------
 RUSSIA-1.06%
Golden Telecom, Inc.+
 (Cost $1,680,000)......................       140,000      1,592,500
                                                         ------------
 SINGAPORE-4.65%
Natsteel Electronics Ltd................       538,000      2,224,993
Singapore Airlines Ltd..................       222,000      2,245,760
Singapore Technologies Engineering
 Ltd....................................     1,690,000      2,524,189
                                                         ------------
TOTAL SINGAPORE (Cost $3,886,567)......................
                                                            6,994,942
                                                         ------------
 SOUTH KOREA-8.80%
Korea Electric Power Corp...............        51,570      2,046,340
                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
SOUTH KOREA (CONTINUED)
Korea Telecom Corp.+....................        51,600   $  2,734,800
Samsung Electronics Co. Ltd.............        40,787      8,444,149
                                                         ------------
TOTAL SOUTH KOREA (Cost $5,825,561)....................
                                                           13,225,289
                                                         ------------
 TAIWAN-5.48%
Hon Hai Precision Industry Co., Ltd.,
 GDR+,++................................        30,000        561,000
Morgan Stanley Opals LLC................        55,300      7,231,337
Yageo Corp.+,++.........................        95,400        453,150
                                                         ------------
TOTAL TAIWAN (Cost $6,916,182).........................
                                                            8,245,487
                                                         ------------
 THAILAND-0.86%
Advanced Information Services Public Co.
 Ltd.+..................................        77,900      1,114,998
Bangkok Expressway Public Co., Ltd.+....       357,529        176,541
                                                         ------------
TOTAL THAILAND (Cost $992,218).........................
                                                            1,291,539
                                                         ------------
 TURKEY-2.07%
Netas Northern Electric Telekomunikasyon
 A.S.
 (Cost $1,645,700)......................    53,712,000      3,110,343
                                                         ------------
 GLOBAL-1.47%
Emerging Markets Ventures I L.P.=/
 =+#....................................     2,026,720      2,203,470
International Wireless Communications,
 Inc., Series D*+.......................       220,120              0
International Wireless Communications,
 Inc., Series F*+.......................        15,440              0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...         1,240              0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...             1              0
                                                         ------------
TOTAL GLOBAL (Cost $3,586,852).........................
                                                            2,203,470
                                                         ------------
TOTAL EMERGING COUNTRIES
 (Cost $99,103,788)....................................
                                                          113,501,698
                                                         ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)        (Note A)
---------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES OF NON-INFRASTRUCTURE
 COMPANIES-1.16%
 CANADA-0.03%
Officeland Inc., Senior Unsecured
 Convertible Notes, 12%, 12/31/25*
 (Cost $571,429)........................    USD    571   $     44,643
                                                         ------------
 ISRAEL-0.17%
                                             No. of
                                             Shares
                                          -------------
Formula Ventures L.P.=/=+#
 (Cost $272,685)........................       262,500        256,200
                                                         ------------
 PORTUGAL-0.47%
Corticeira Amorim S.G.P.S S.A. (Cost
 $740,410)..............................        75,112        709,498
                                                         ------------
 TAIWAN-0.49%
Far Eastern Textile Ltd.
 (Cost $623,043)........................       428,000        736,417
                                                         ------------
TOTAL NON-INFRASTRUCTURE COMPANIES
 (Cost $2,207,567).....................................
                                                            1,746,758
                                                         ------------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN DEVELOPED
 COUNTRIES-3.88%
 PORTUGAL-3.77%
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A....................................       256,923      4,018,924
EDP-Electricidade de Portugal, S.A......        49,200        769,117
PT MULTIMEDIA-Servicos de
 Telecomunicacoes e Multimedia S.G.P.S.,
 S.A.+..................................         4,200        165,282
Semapa-Sociedade de Investimento e
 Gestao, S.G.P.S., S.A..................        41,301        718,343
                                                         ------------
TOTAL PORTUGAL
 (Cost $6,117,245).....................................
                                                            5,671,666
                                                         ------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 SPAIN-0.11%
Terra Networks, S.A.+
 (Cost $67,080).........................         5,000   $    172,068
                                                         ------------
TOTAL DEVELOPED COUNTRIES
 (Cost $6,184,325).....................................
                                                            5,843,734
                                                         ------------
 EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-15.77%
 BRAZIL-2.17%
Companhia Vale do Rio Doce, PNA (Cost
 $2,940,263)............................       135,200      3,256,468
                                                         ------------
 CHILE-0.24%
Empresa Obras Sanitar+
 (Cost $492,963)........................     5,068,651        362,545
                                                         ------------
 CHINA-1.11%
China Steel Corporation
 (Cost $1,608,813)......................        95,650      1,669,093
                                                         ------------
 COLOMBIA-0.01%
Cementos Paz del Rio S.A., ADR++(Cost
 $29,089)...............................         2,135         15,176
                                                         ------------
 EGYPT-0.93%
Nile Growth Company+
 (Cost $2,020,000)......................       200,000      1,400,000
                                                         ------------
 HONG KONG-0.83%
Yanzhou Coal Mining Co. Ltd. (Cost
 $741,853)..............................     4,100,000      1,253,782
                                                         ------------
 MEXICO-5.19%
Alfa, S.A., Class A+....................       715,900      3,107,324
Cemex S.A. de C.V., ADR+(b).............       191,100      4,693,894
                                                         ------------
TOTAL MEXICO (Cost $7,401,295).........................
                                                            7,801,218
                                                         ------------
 TAIWAN-0.95%
Taiwan Semiconductor Manufacturing Co.+
 (Cost $1,282,116)......................       305,000      1,429,913
                                                         ------------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
 THAILAND-1.33%
The Siam Cement Public Co. Ltd.+ (Cost
 $1,428,914)............................        68,847   $  1,999,097
                                                         ------------
 TURKEY-3.01%
Cimsa Cimento Sanayi ve Ticaret A.S.....   118,568,000      2,059,803
Eregli Demir ve Celik Fabrikalari
 T.A.S.+................................    88,000,000      2,463,011
                                                         ------------
TOTAL TURKEY (Cost $3,458,581).........................
                                                            4,522,814
                                                         ------------
TOTAL OTHER ESSENTIAL SERVICES (Cost $21,403,887)......
                                                           23,710,106
                                                         ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $128,899,567).........................................
                                                          144,802,296
                                                         ------------
 FIXED RATE INVESTMENT-0.21%
 GLOBAL-0.21%
                                            Par (000)
                                          -------------
International Wireless Communications,
 Inc. Senior Secured Notes, 08/17/02(c)*
 (Cost $582,339)........................    USD    385        318,659
                                                         ------------
 SHORT-TERM INVESTMENTS-2.35%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSIT-0.03%
                                           Units (000)
                                          -------------
Banco Security, 5.00%**, 12/13/99 (Cost
 $52,446)...............................   CLP       2         50,435
                                                         ------------
 CHILEAN MUTUAL FUNDS-2.32%
                                             No. of
                                             Shares
                                          -------------
Bice Manager Investment Fund............       184,631        468,966
Fondo Mutuo Banco de A. Edwards.........        24,617        649,877
                                             No. of         Value
Description                                  Shares        (Note A)
---------------------------------------------------------------------
CHILEAN MUTUAL FUNDS (CONTINUED)

Fondo Mutuo Bancredito Redimiento.......        10,385   $    420,072
Fondo Mutuo Citicorp Cash...............       200,977        429,085
Fondo Mutuo Santander...................       151,856        660,380
Fondo Mutuo Security Check..............       197,026        856,542
                                                         ------------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $3,539,620).....................................
                                                            3,484,922
                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,592,066).........
                                                            3,535,357
                                                         ------------

TOTAL INVESTMENTS-98.87%
 (Cost $133,073,972) (Notes A,D).......................
                                                          148,656,312
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.13%...
                                                            1,705,786
                                                         ------------
NET ASSETS-100.00%.....................................
                                                         $150,362,098
                                                         ============

----------------------------------------------------------
*    Not readily marketable security.
**   Effective yield on the date of purchase.
+    Security is non-income producing.
++   SEC Rule 144A security. Such securities are traded
     only among "qualified institutional buyers."
=/=  Restricted security, not readily marketable (See Note
     F).
#    As of November 30, 1999, the Fund committed to
     investing an additional $1,951,293, $200,000 and
     $487,500 of capital in Emerging Markets Ventures I,
     L.P., K.T. Concord Sub-Fund QP L.P. and Formula
     Ventures L.P., respectively.
##   Security or a portion thereof is out on loan.
(a)  With an additional 1,584 warrants attached, expiring
     06/20/01, with no market value.
(b)  With an additional 12,740 rights attached, expiring
     12/25/49, with no market value.
(c)  As of March 31, 1998, this investment ceased accruing
     interest.
ADR  American Depositary Receipts.
CLP  Chilean Pesos.
GDR  Global Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
USD  United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $133,073,972) (Note A).................     $148,656,312
Cash (including $113,670 of foreign
 currencies with a cost of $112,519)
 (Note A)...............................          437,024
Collateral received from securities
 loaned (Note A)........................          841,600
Receivables:
  Investments sold......................        2,368,516
  Dividends.............................          199,353
  Interest..............................            2,980
Prepaid expenses and other assets.......            9,311
                                             ------------
Total Assets............................      152,515,096
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................          841,600
  Investments purchased.................          510,000
  Investment advisory fee (Note B)......          301,877
  Capital shares repurchased (Note G)...          225,774
  Administration fees (Note B)..........           65,632
  Other accrued expenses................          208,115
                                             ------------
Total Liabilities.......................        2,152,998
                                             ------------
NET ASSETS (applicable to 11,864,155
 shares of common stock outstanding)
 (Note C)...............................     $150,362,098
                                             ============

NET ASSET VALUE PER SHARE ($150,362,098
  DIVIDED BY 11,864,155)................           $12.67
                                             ============

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 11,864,155 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     11,864
Paid-in capital.........................      182,084,289
Undistributed net investment income.....        1,421,894
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (48,668,543)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       15,512,594
                                             ------------
Net assets applicable to shares
 outstanding............................     $150,362,098
                                             ============

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................  $ 2,157,642
  Interest..............................      896,241
  Less: Foreign taxes withheld..........     (202,307)
                                          -----------
  Total Investment Income...............    2,851,576
                                          -----------
Expenses:
  Investment advisory fees (Note B).....    1,922,776
  Audit and legal fees..................      303,697
  Administration fees (Note B)..........      262,485
  Printing..............................      248,481
  Custodian fees........................      201,619
  Tender offer fees.....................      200,000
  Accounting fees.......................      115,803
  Directors' fees.......................       55,407
  Transfer agent fees...................       34,200
  NYSE listing fees.....................       24,592
  Insurance.............................       12,270
  Other.................................       28,893
  Brazilian taxes (Note A)..............       39,725
                                          -----------
  Total Expenses........................    3,449,948
                                          -----------
  Net Investment Loss...................     (598,372)
                                          -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................   12,471,154
  Foreign currency related
   transactions.........................   (1,486,007)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......   28,903,656
                                          -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................   39,888,803
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $39,290,431
                                          ===========

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Fiscal Years Ended
                                                    November 30,
                                             ---------------------------
                                                1999            1998
                                             ---------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income/(loss)..........     $  (598,372)    $ 1,441,353
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................      10,985,147     (56,233,474)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....      28,903,656     (19,664,151)
                                             -----------     -----------
    Net increase/(decrease) in net
     assets resulting from operations...      39,290,431     (74,456,272)
                                             -----------     -----------
Dividends and distributions to
 shareholders:
  Net investment income.................      (1,927,497)       (453,397)
  Net realized gain on investments and
   foreign currency related
   transactions.........................              --      (6,955,900)
                                             -----------     -----------
    Total dividends and distributions to
     shareholders.......................      (1,927,497)     (7,409,297)
                                             -----------     -----------
Capital share transactions:
  Cost of 3,011,714 shares repurchased
   under Tender Offer (Note H)..........     (31,984,403)             --
  Cost of 1,231,300 shares repurchased
   under the Share Repurchase Program
   (Note G).............................      (9,686,792)             --
                                             -----------     -----------
    Total capital share transactions....     (41,671,195)             --
                                             -----------     -----------
    Total decrease in net assets........      (4,308,261)    (81,865,569)
                                             -----------     -----------

 NET ASSETS
Beginning of year.......................     154,670,359     236,535,928
                                             -----------     -----------
End of year (includes undistributed net
 investment income of $1,421,894 and
 $367,211, respectively.)...............     $150,362,098    $154,670,359
                                             ===========     ===========

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                 For the Period
                                                For the Fiscal Years Ended November 30,        December 29, 1993*
                                          ---------------------------------------------------       through
                                            1999       1998       1997      1996      1995     November 30, 1994
                                          ---------  ---------  --------  --------  ---------  ------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $9.60     $14.69     $13.39    $11.60    $14.17          $13.89**
                                          --------   --------   --------  --------  --------        --------
Net investment income/(loss)............     (0.05)+     0.08       0.07      0.12      0.07           (0.01)
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions..................      2.97+     (4.71)      1.32      1.76     (2.59)           0.29
                                          --------   --------   --------  --------  --------        --------
Net increase/(decrease) in net assets
  resulting from operations.............      2.92      (4.63)      1.39      1.88     (2.52)           0.28
                                          --------   --------   --------  --------  --------        --------
Dividends and distributions to
  shareholders:
  Net investment income.................     (0.16)     (0.03)     (0.09)    (0.09)    (0.03)             --
  Net realized gain on investments and
    foreign currency related
    transactions........................        --      (0.43)        --        --     (0.02)             --
                                          --------   --------   --------  --------  --------        --------
Total dividends and distributions to
  shareholders..........................     (0.16)     (0.46)     (0.09)    (0.09)    (0.05)             --
                                          --------   --------   --------  --------  --------        --------
Anti-dilutive effect of Tender Offer....      0.14         --         --        --        --              --
Anti-dilutive effect of the Share
  Repurchase Program....................      0.17         --         --        --        --              --
                                          --------   --------   --------  --------  --------        --------
Total anti-dilutive effect of Tender
  Offer and the Share Repurchase
  Program...............................      0.31         --         --        --        --              --
                                          ========   ========   ========  ========  ========        ========
Net asset value, end of period..........    $12.67      $9.60     $14.69    $13.39    $11.60          $14.17
                                          ========   ========   ========  ========  ========        ========
Market value, end of period.............    $9.563     $7.440    $11.250   $10.750    $9.750         $11.880
                                          ========   ========   ========  ========  ========        ========
Total investment return(a)..............     30.93%    (29.60)%     5.46%    11.11%   (17.49)%        (14.87)%
                                          ========   ========   ========  ========  ========        ========
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)..............................  $150,362   $154,670   $236,536  $215,735  $186,921        $228,171
Ratio of expenses to average net
  assets#...............................      2.33%      2.07%      2.02%     1.81%     1.83%           2.02%(b)
Ratio of expenses to average net assets,
  excluding taxes.......................      2.31%      1.91%      1.83%       --        --            1.96%(b)
Ratio of net investment income/(loss) to
  average net assets....................     (0.40)%     0.72%      0.46%     0.90%     0.65%          (0.13)%(b)
Portfolio turnover rate.................    109.09%    169.85%    108.68%    23.89%    13.73%          24.63%

--------------------------------------------------------------------------------

*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
+    Based on average shares outstanding.
# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1999, the Fund held 6.80% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $14,272,711 and fair value of $10,218,178. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the Fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

The limit on non-infrastructure companies was subsequently increased from 10% to 20% and the policy was modified to permit within that 20% limit investments in private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment continues to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1999, the interest rate was 4.90% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1999, the Fund had a capital loss carryforward of $48,668,543 which expires in 2006.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended November 30, 1999, the Fund incurred no such expense.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of Israeli investments.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the fiscal year ended November 30, 1999, the Fund incurred $39,725 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1999, was $812,038, for which the Fund has received cash as collateral of $841,600. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $859,837. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

For the fiscal year ended November 30, 1999, the Fund earned $17,165 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition. At November 30, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $1,486,007 and gains from the sale of a Passive Foreign Investment Company of $5,066,559 to undistributed net investment income.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be significantly less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 1999, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1999, CSAM earned $1,922,776 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1999, CSAM was reimbursed $19,998 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1999, BSFM earned $177,488 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets invested in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 11,864,155 shares outstanding at November 30, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1999 was $134,417,471. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $14,238,841, was composed of gross appreciation of $28,243,665 for those investments having an excess of value over cost and gross depreciation of $14,004,824 for those investments having an excess of cost over value.

For the fiscal year ended November 30, 1999, total purchases and sales of securities, other than short-term investments, were $141,501,393 and $169,766,079, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or
(ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the period December 1, 1998 through June 30, 1999. The above credit agreement was terminated as of June 30, 1999.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of November 30, 1999, value per share of such securities and percentage of net assets which the securities comprise.

                                                                                                                 PERCENT
                                                                                 FAIR VALUE                        OF
                                      NUMBER     ACQUISITION                   AT NOVEMBER 30,        VALUE       NET
SECURITY                             OF SHARES      DATES            COST           1999            PER SHARE    ASSETS
-----------------------------------  ---------      --------      ----------       ----------       ----------     ----
Emerging Markets Venture I, L.P....    159,653      01/22/98      $  163,925       $  173,576       $     1.09     0.12
Emerging Markets Venture I, L.P....      3,525      03/05/98           3,662            3,832             1.09     0.00
Emerging Markets Venture I, L.P....    586,127      05/05/98         629,717          637,244             1.09     0.42
Emerging Markets Venture I, L.P....    361,637      07/07/98         371,313          393,175             1.09     0.26
Emerging Markets Venture I, L.P....     42,334      08/17/98          44,675           46,026             1.09     0.03
Emerging Markets Venture I, L.P....    296,812      10/27/98         304,754          322,697             1.09     0.21
Emerging Markets Venture I, L.P....    170,989      02/26/99         172,332          185,901             1.09     0.12
Emerging Markets Venture I, L.P....     69,256      04/19/99          69,800           75,296             1.09     0.05
Emerging Markets Venture I, L.P....     39,575      08/24/99          39,886           43,026             1.09     0.03
Emerging Markets Venture I, L.P....    296,812      10/01/99         299,144          322,697             1.09     0.21
Exxel Capital Partners.............  1,787,688      05/11/98       1,865,282        1,779,251             1.00     1.18
Exxel Capital Partners.............    111,520      07/07/98         113,475          110,993             1.00     0.07
Exxel Capital Partners.............     34,610      09/01/98          34,666           34,447             1.00     0.02
Exxel Capital Partners.............     66,183      12/03/98          66,291           65,871             1.00     0.04
Formula Ventures L.P...............    262,500       8/06/99         272,685          256,200             0.98     0.17
Jamaican Assets I L.P..............    578,162      07/29/97         648,797          749,998             1.30     0.50
Jamaican Assets I L.P..............    578,162      10/20/97         648,796          749,997             1.30     0.50
K.T. Concord Sub-Fund QP L.P.......    250,000      12/08/97         233,678          425,496             1.70     0.28
K.T. Concord Sub-Fund QP L.P.......    100,000      12/28/98          96,553          170,199             1.70     0.11
K.T. Concord Sub-Fund QP L.P.......    150,000      03/12/99         144,830          255,298             1.70     0.17
K.T. Concord Sub-Fund QP L.P.......    100,000      08/03/99          96,553          170,199             1.70     0.11
K.T. Concord Sub-Fund QP L.P.......     50,000      08/25/99          48,277           85,099             1.70     0.06
K.T. Concord Sub-Fund QP L.P.......    150,000      10/12/99         144,831          255,298             1.70     0.17
Superbowl Acquisition LDC..........         96      10/10/94         926,471        1,320,672        13,757.00     0.88
The Renaissance Fund LDC...........        160      03/30/94       1,734,928        1,222,388         7,639.93     0.81

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. On February 12, 1999, the Fund announced that its Board of Directors has authorized significant enhancements to its existing share repurchase program (the "Program"). The Fund intends to repurchase in open market transactions at prevailing market prices no less than 10% (on a rolling twelve-month basis) of the Fund's outstanding common stock. In addition, the 15% "cap" imposed on repurchases has been changed to an annual rolling twelve month cap. The Fund is committed to actively seek to repurchase its outstanding common stock whenever the discount to net asset value is 15% or more. Effective May 18, 1999, the Fund suspended repurchases of shares under the Program and reinstated the Program on October 14, 1999, under the same terms as previously stated. From October 21, 1998 to November 30, 1998, the Fund did not repurchase any of its shares. For the fiscal year ended November 30, 1999 the Fund repurchased 1,231,300 of its shares for a total cost of $9,686,793 at a weighted average discount of 17.46% from net asset value. The discount of individual repurchases ranged from 16.35%-24.98%.

NOTE H. TENDER OFFER

The Fund's Board of Directors approved a tender offer on May 13, 1999 to repurchase the outstanding Fund's shares. Pursuant to the self tender offer, the Fund will purchase up to 3,011,714 issued and outstanding shares of its common stock, representing 20% of its total outstanding shares, at a price per share equal to 95% of the net asset value per share as determined by the Fund as of the close of regular trading on the New York Stock Exchange on June 25, 1999, the expiration date of the self tender offer. On July 1, 1999, the Fund announced that the number of shares properly tendered and not withdrawn was 11,475,060 and during the month the Fund purchased 3,011,714 shares at a total cost of $31,984,403 at a price of $10.62 per share.

--------------------------------------------------------------------------------
   22

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Infrastructure Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 26, 2000

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 20, 1999, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held, which was postponed from April 27, 1999, and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                 FOR      WITHHELD   NON-VOTES
----------------                                              ---------   --------   ---------
William W. Priest, Jr.                                        8,466,289   405,163    6,536,017
Martin M. Torino                                              8,461,117   410,335    6,536,017

In addition to the directors elected at the meeting, Peter A. Gordon, George W. Landau, Dr. Enrique R. Arzac, Richard W. Watt and James J. Cattano continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 1999.

                                                                FOR      AGAINST    ABSTAIN    NON-VOTES
                                                             ---------   --------   --------   ---------
                                                             8,724,067    94,341     53,044    6,536,017

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (November 30, 1999) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.16 per share dividend paid in respect of such fiscal year was derived from net investment income.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect of calendar year 1999. The notification, which will reflect the amount to be used by calendar year taxpayers on their 1999 federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   24

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account

--------------------------------------------------------------------------------
following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage

--------------------------------------------------------------------------------
   26
due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3365; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended
Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

--------------------------------------------------------------------------------
   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The Emerging Markets Infrastructure Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac     Director
James J. Cattano         Director
Peter A. Gordon          Director
George W. Landau         Director
Martin M. Torino         Director
William W. Priest, Jr.   Chairman of the Board of
                         Directors
Richard W. Watt          President, Chief
                         Investment Officer and
                         Director
Yarek Aranowicz          Investment Officer
Robert B. Hrabchak       Investment Officer
Hal Liebes               Senior Vice President
Michael A. Pignataro     Chief Financial Officer
                         and Secretary
Rocco A. Del Guercio     Vice President
Robert M. Rizza          Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the
financial statements herein,
is sent to the shareholders
of the Fund for their
information. It is not a
prospectus, circular or
representation intended for
use in the purchase or sale
of shares of the Fund or of
any securities mentioned in
this report.                                  [LOGO]

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                                                                      3918-AR-99